Dividends (Table)	6 Months Ended
Jun. 30, 2018
Shareholders equity and dividends [Abstract]
Disclosure of dividends [text block]

		First half		Full year
Dividends	Q2 2018	2018	Q2 2017	2017

Dividends paid in cash (in USD million)	744	1,147	728	1,491
USD per share or ADS	0.2300	0.4501	0.4402	0.8804
NOK per share	1.8575	3.5964	3.7168	7.2615

Scrip dividends (in USD million)	0	338	678	1,357
Number of shares issued (in million)	0.0	15.5	41.8	78.1

Total dividends	744	1,485	1,406	2,848